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Farm Bureau Life Insurance Company                [FARM BUREAU FINANCIAL SERVICES LOGO]                                         LIFE
5400 University Avenue                                                                                                   APPLICATION
West Des Moines, Iowa
50266-5997

                                                                      POLICY # (HOME OFFICE USE ONLY)

     AGENT INFORMATION:   NAME              STATE-                PHONE #            AGENT #          %             ACCOUNT #
                                            COUNTY
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     #1
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     #2                                                                                                          APPLICANT'S ST-CTY
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     #3
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     All references to "the Company" shall mean Farm Bureau Life Insurance Company of West Des Moines, Iowa.

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SECTION A - APPLICATION FOR LIFE INSURANCE
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INDICATE TYPE OF CASE AND COMPLETE THE NECESSARY SECTION(S).
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TYPE OF APPLICATION                                                             COMPLETE THESE SECTIONS
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/ /      NEW BUSINESS
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                                                                                Sections B, C, D, E, F, G & Authorization
         If indicated by |X|, process as a                                      Supplements 1-4 (if applicable)
         / /  Trial Application     or a     / /  Preliminary Trust             EFT (if applicable)
              (Do not submit premium)                                           Agent's Certificate
         / /  Replacement of Policy #(s) ____________________________           Temporary Insurance Agreement
                                                                                Suitability Supplement (all Variable Plans)
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/ /      CONTRACTUAL CONVERSION
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         Of Term Rider or Policy # __________________________________
         / /  Issue new Policy     or       / /  Increase UL/VUL # ________     Sections B, C, E & Authorization
         Remaining coverage (if any) to be:                                     EFT (if applicable)
              / /  Continued     / /  Terminated     / /  Rider on new Policy   Temporary Insurance Agreement
                                                                                Suitability Supplement (all Variable Plans)
If the current term rider or Policy has a Waiver of Premium Rider and           If additional coverage applied for, see
it is being applied for on the new Policy, is the Proposed Insured                   New Business above
now totally disabled as defined in the rider?   / /  Yes         / /  No
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/ /      GUARANTEED PURCHASE OPTION/GUARANTEED INSURABILITY OPTION
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         From Policy # ______________________________________________
             / /  Exercise GPO                                                  Sections B, C, E & Authorization
             / /  Exercise GIO to increase UL/VUL Policy by $ _______           EFT (if applicable)
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/ /      POLICY CHANGE
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         On Policy # ________________________________________________

             / /  Increase UL/VUL/LSVUL/LSUL Policy by $ ____________
             / /     Change to Non-Tobacco rates                                Section B - Proposed Insureds 1 & 2
             / /     Change to Preferred/Super Preferred rates                  Sections F, G & Authorization
             / /     Add Waiver of Premium/Waiver of Charges                    Supplements 1-4 (if applicable)
             / /     Reconsider rating or exclusion rider (give details)
                     ________________________________________________           On all Increases, also complete:
                     ________________________________________________              Section C - Plan & Amount
                                                                                   Section D
             / /     Other (be specific)                                           Temporary Insurance Agreement
                     ________________________________________________
                     ________________________________________________
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/ /      REINSTATEMENT
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                                                                                Section B - Proposed Insureds 1 & 2
         / /  Of Policy #(s) ________________________________________           Sections F, G & Authorization
                                                                                EFT (if applicable)
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ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE
INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.
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SECTION B - PERSONAL INFORMATION

PROPOSED INSURED 1 -                        / / TOBACCO              / /NON-TOBACCO
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1. Complete Name                                                     2. List any other names used in the past

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3. Sex       4. Age         5. Birth Date        6. Birth State      7. Social Security #        8. Driver's License # / State

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9a. Address                                                          9b. City                    9c. State          9d. ZIP

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10a. Home Phone #           10b. Work Phone #                        10c. Best Time to Call      10d. Call
                                                                                                      / /  Home     / /  Work

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11a. Job Title/Duties                                                11b. Employer Name

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12a. Annual earned income - Gross                                    12b. Net Worth

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PROPOSED INSURED 2 - (FOR JOINT, TERM RIDERS OR PDD ONLY)            / /  TOBACCO                / /  NON-TOBACCO
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13. Complete Name                                                    14. List any other names used in the past

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15. Sex      16. Age        17. Birth Date       18. Birth State     19. Social Security #       20. Driver's License # / State

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21a. Address                                                         21b. City                   21c. State         21d. ZIP

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22a. Home Phone #           22b. Work Phone #                        22c. Best Time to Call      22d. Call
                                                                                                      / /  Home     / /  Work

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23a. Job Title/Duties                                                23b. Employer Name

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24a. Annual earned income - Gross                                    24b. Net Worth

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OWNER: (IF OTHER THAN PROPOSED INSURED 1)
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25. Owner Name(s)                                                    26. SS#/TIN(s)              27. Relationship(s)

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28a. Mailing Address                                                 28b. City                   28c. State         28d. ZIP

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29. Contingent Owner Name (and address if different than #28)        30. SS#/TIN                 31. Relationship

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PAYOR: (IF OTHER THAN PROPOSED INSURED 1 OR OWNER)
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32. Payor Name

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33a. Billing Address                                                 33b. City                   33c. State         33d. ZIP

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CHILDREN PROPOSED FOR INSURANCE ON CHILD RIDER (AGE 17 YEARS AND YOUNGER)
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                                                                   BIRTH        BIRTH                              AMOUNT OF LIFE
34.  CHILDREN (LIST NAMES BELOW)                SEX     AGE        DATE         STATE      HEIGHT/WEIGHT         INSURANCE IN FORCE
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                                                                                           ft    in     lbs
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                                                                                           ft    in     lbs
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                                                                                           ft    in     lbs
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                                                                                           ft    in     lbs
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35. Are all children listed the natural or legally adopted children of the Proposed Insured or Spouse?     / /   Yes      / /    No

36. Has each child eligible for coverage been included?                                                    / /   Yes      / /    No

37. Is the residence of Proposed Insured 1 the permanent residence of all children listed?                 / /   Yes      / /    No

DETAILS:

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SECTION C - LIFE INSURANCE APPLIED FOR:

1.  UNIVERSAL LIFE, VARIABLE UNIVERSAL LIFE,  2.  TERM                            3.  WHOLE LIFE,
    LAST SURVIVOR VARIABLE UNIVERSAL LIFE                                             LAST SURVIVOR WHOLE LIFE

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a. Plan ________________________________      a.  Plan ________________________   a.  Plan ________________________________

b. Amount $ ____________________________      b.  Amount $ ____________________   b.  Amount $ ____________________________

c. Death benefit option                       c.  / /  Guaranteed Re-entry
   / /  Increasing - A                                 $ _________________
   / /  Level - B
                                                                                  c.  Dividend option, if participating
d. Billed premium amount                      d.  / /  Other _____________
                                                       ___________________            / /  Pay by check
   $ ___________________________________                                              / /  Apply to Reduce Premium
                                                                                      / /  Leave to Accumulate
e. Check box if NO billings are to be         e.  / /  Other _____________            / /  Buy Paid-Up Insurance Additions
   sent:  / /                                          ___________________            / /  Other __________________________
                                                                                           ________________________________
f. IF APPLYING FOR VARIABLE, COMPLETE
   FORM 432-138/SUITABILITY SUPPLEMENT
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LIFE RIDERS FOR UL/VUL/LSVUL INSURANCE:                                           d.  / /  Other __________________________
                                                                                           ________________________________
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4. / /  Universal Adult Term Rider - Proposed Insured 2 (UL/VUL)    9.  / /  Waiver of Charges ________________________
        Amount $ _______________________________________________
                                                                    10. / /  Cost of Living Increase __________________
5. / /  Universal Children's Term (UL/VUL)
        Amount $ _______________________________________________    11. / /  Guaranteed Insurability Option (UL/VUL)
                                                                             Amount $ _________________________________
6. / /  Universal Term Rider - Proposed Insured 1 (LSVUL)
                                                                    12. / /  Death Benefit Guarantee (VUL/LSVUL)
        Amount $ _______________________________________________
                                                                    13. / /  Other - Be specific
7. / /  Universal Term Rider - Proposed Insured 2 (LSVUL)
        Amount $ _______________________________________________    14. / /  Other - Be specific

8. / /  Estate Protector (LSVUL) - Amount $ ____________________             __________________________________________
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LIFE RIDERS FOR WHOLE LIFE/TERM INSURANCE:
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                                                                    21. / /  Paid-Up Additions Rider
15./ /  Waiver of Premium
                                                                             / / Dump-in Premium $__________________________________
16./ /  Payor Death or Disability                                            / / Annual Premium $___________________________________
                                                                                 Premium-Paying Period  _______________ years
17./ /  Children's Term
        Amount $___________________________________________         22. / /  Other - Be specific ___________________________________
                                                                             Amount (if applicable) $_______________________________
18.     Adult Term - Proposed Insured 1 - Plan ____________
        Amount $___________________________________________         23. / /  Other - Be specific ___________________________________
                                                                             Amount (if applicable) $_______________________________
19.     Adult Term - Proposed Insured 2 - Plan ____________
        Amount $___________________________________________         24. / /  Other - Be specific ___________________________________

20.     Guaranteed Purchase Option                                  25. / /  Other - Be specific ___________________________________
        Amount $___________________________________________                  _______________________________________________________
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LIFE PREMIUMS:
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26. Method:  / / CBP  / /  EFT  / / Salary Savings  / / Direct  / / Advance Prems. $_____________________________ Years ____________

27. Frequency:      / / Annual           / / Semiannual       / / Quarterly           / / Monthly (not available on Direct)

28. EFT start date                  29. Submitted premium (not including transfer)   30. Transfer funds from Pol. #_________________
    ____________________________        $_________________________________________       $__________________________________________
                                                                                         (Submit Policy Service Request Form)
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SECTION D - EXISTING COVERAGE/REPLACEMENT

1.          Does the Owner or Proposed Insured have any other life insurance policies or annuity contracts?   / / Yes   / / No

            IF "YES", COMPLETE THE TABLE BELOW, AND IF YOUR STATE SO REQUIRES, COMPLETE 434-176/REPLACEMENT NOTICE.


                         COMPANY NAME AND                                     TYPE OF POLICY AND
     INSURED                ADDRESS                   POLICY NUMBER                 AMOUNT                  INDICATE R OR F
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2.          Is the Policy applied for replacing or likely to replace any existing life or annuity policy?          / / Yes   / / No
            If "Yes", indicate replacement by placing an "R" for that policy in the last column.

3.          Are values from an existing life insurance policy or annuity being used to pay premiums on the new
            Policy?                                                                                                / / Yes   / / No
            If "Yes", indicate by placing an "F" (financed purchase) for that policy in the last column.

If Question 2 or 3 is answered "Yes", complete Notice to Applicant Regarding Replacement of Life Insurance and Annuities as required by your state.

The following are commonly exempt from replacement regulations: an application to exercise a contractual change or conversion privilege on a policy issued by the Company; an application replacing only life insurance existing under a temporary insurance agreement by the Company.

SPECIAL REQUESTS:

UNLESS OTHERWISE INDICATED, THESE OPTIONS APPLY:
 I REQUEST THE ADJUSTABLE POLICY LOAN INTEREST RATE.
 I REQUEST THE AUTOMATIC PREMIUM LOAN PRIVILEGE, IF AVAILABLE.










ADMINISTRATIVE/HOME OFFICE ENDORSEMENTS (HOME OFFICE USE ONLY):

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SECTION E - BENEFICIARY

BASE POLICY

CHECK AND COMPLETE ONLY ONE OF THE ITEMS NUMBERED 1-6 FOR THE BENEFICIARY OF THE BASE POLICY
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1. / / PRIMARY BENEFICIARY(IES) - IN EQUAL SHARES TO EACH WHO SURVIVE THE INSURED:
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               FULL NAME                ADDRESS, IF OTHER             SS#/TIN             RELATIONSHIP TO INSURED
                                        THAN SHOWN IN B9

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     If no such Beneficiary survives the Insured:
     CONTINGENT BENEFICIARY(IES) - IN EQUAL SHARES TO EACH WHO SURVIVE THE INSURED:

                                        ADDRESS, IF OTHER
               FULL NAME                THAN SHOWN IN B9              SS#/TIN             RELATIONSHIP TO INSURED

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2.   / / SPOUSE PRIMARY BENEFICIARY - CHILDREN CONTINGENT BENEFICIARY
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     __________________________________________ , Spouse of Insured, if living, otherwise equally to the surviving children of the Insured.
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3.   / / SPOUSE PRIMARY BENEFICIARY - CHILDREN CONTINGENT BENEFICIARY - PER STIRPES
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     __________________________________________ , Spouse of Insured, if living, otherwise to the children of the Insured, share and share alike, except that if any child of the Insured be not living to receive any share of the proceeds apportioned to such child, the share of such deceased child's proceeds shall be paid in one sum to the surviving children of such child of the
     Insured, if any, in equal shares, otherwise to such of the children of the Insured as may be then living, in equal shares.
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4.   / / TRUSTEE(S) AS PRIMARY BENEFICIARY (LIVING TRUST)
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     __________________________________________ , Trustee(s) or any successor trustee(s) under written agreement
                Name of Trustee(s)

     created by ________________________________________________________________________________________________
                        Name of Grantors

     named _________________________________________________  Dated __________________ , and any amendments made
                        Name of Trust                                 Month/Day/Year
     thereto, or if the trust is terminated, to the Personal Representative of the Insured.
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5.   / / TRUSTEE(S) AS PRIMARY BENEFICIARY (TESTAMENTARY TRUST)
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     Trustee(s) or any successor or successors in trust under the Last Will of the Insured dated ___________________ or any
                                                                                                   Month/Day/Year
     codicils thereto.
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6.   / / INSURED'S ESTATE - THE PERSONAL REPRESENTATIVE OF THE INSURED
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7.  / /  COMMON DISASTER: If any Beneficiary shall die simultaneously with the Insured or within ______ days after the death of the Insured, payment of the proceeds shall be made in accordance with the Policy terms and conditions which would have prevailed had the Insured survived such Beneficiary.
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         RIDERS:   UNLESS OTHERWISE INSTRUCTED BELOW, WE WILL PAY BENEFITS UNDER THE POLICY RIDERS AS FOLLOWS:

-        Beneficiary - for proceeds payable upon the death of Proposed Insured 1 under Policy riders, the Beneficiary will be the same as specified above for the base Policy, unless otherwise provided in this Application.

-        Beneficiary - for proceeds payable upon the death of Proposed Insured 2 under Policy riders, the Beneficiary will be the
         Owner, if living, otherwise the Owner's estate, unless otherwise provided in this Application.

-        Beneficiary - for proceeds payable under Children's Term riders, the Beneficiary will be the Owner, if living, otherwise the Owner's estate, unless otherwise provided in this Application.

-        LSVUL Riders - designate beneficiaries for the Estate Protector or Universal Term Rider under "Special Requests" if other than above.
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                            COMPLETE FOR ALL PROPOSED INSUREDS - INCLUDING CHILDREN ON TERM RIDERS

SECTION F - GENERAL QUESTIONS

HAS ANY PERSON PROPOSED FOR COVERAGE:                                            YES  NO    Details to each "Yes" answer -- Identify
                                                                                            question #, person and give complete
1.           Ever had an application for insurance or reinstatement                         details.
             postponed, rated, canceled, refused or declined?                    / /  / /

2.           Any other applications for life insurance pending?                  / /  / /

3.           Been in bankruptcy proceedings that are still pending?              / /  / /

4.           Lived or traveled outside the U.S. and Canada within the past 12    / /  / /
             months or plan to in the next 12 months?

5.           Had any present or expected military service in the Armed           / /  / /
             Forces, Reserves, or National Guard?

6.           Been exempted, rejected or discharged by the Armed Forces,          / /  / /
             Reserves, or National Guard?

7.           Ever sought or received advice or treatment for use of alcohol?     / /  / /
             (IF "YES", COMPLETE SUPPLEMENT 1 - ALCOHOL.)

8.           Used or received advice or treatment for any narcotic, stimulant,   / /  / /
             sedative, hallucinogenic, or habit-forming drug?
             (IF "YES", COMPLETE SUPPLEMENT 2 - DRUG.)

9.           Flown as a pilot, crew member or student pilot within the past 2    / /  / /
             years or plan to fly as a pilot, crew member or student pilot in the future? (IF "YES", COMPLETE SUPPLEMENT 3 - AVIATION.)

10.          Within the past two years engaged in or plan to engage in rodeo     / /  / /
             events, racing, hang gliding, skin/scuba diving, or other
             avocations? (IF "YES", COMPLETE SUPPLEMENT 4 -
             SPORTS/RODEO/AVOCATIONS.)

11.          Been convicted of, or awaiting trial for, any crime other than a    / /  / /
             misdemeanor?

12.          Used nicotine or tobacco in any form within the past three years?   / /  / /
             / / Current use:
                 Form and amount per day_____________________________
             / / Not current, but within past three years:
                 Date of most recent use ____________________________
                 Form and amount per day ____________________________

13.          Had a driver's license suspended or revoked or had two or more      / /  / /
             moving violations or two or more motor vehicle accidents within the past three years?

14.          Had a conviction for DUI/DWI or reckless driving within the past    / /  / /
             five years?

15.          Are any persons proposed for coverage NOT citizens of the United    / /  / /
             States?
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16.          NAME, ADDRESS AND PHONE NUMBER OF REGULAR DOCTOR. (IF NONE, STATE "NONE".) DATE AND REASON LAST SEEN.
             PROPOSED INSURED 1

             Doctor _______________________________________________________________ Phone #_________________________________________
                        Name and address
             Reason last seen                                                       Date last seen
             _______________________________________________________________________________________________________________________
             PROPOSED INSURED 2

             Doctor _______________________________________________________________ Phone #_________________________________________
                        Name and address
             Reason last seen                                                       Date last seen
             _______________________________________________________________________________________________________________________
             CHILD

             Doctor _______________________________________________________________ Phone #_________________________________________
                        Name and address
             Reason last seen                                                       Date last seen
             _______________________________________________________________________________________________________________________
             CHILD

             Doctor _______________________________________________________________ Phone #_________________________________________
                        Name and address
             Reason last seen                                                       Date last seen
             _______________________________________________________________________________________________________________________
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                                     COMPLETE FOR ALL PROPOSED INSUREDS - INCLUDING CHILDREN ON TERM RIDERS

SECTION G - MEDICAL QUESTIONS

1.          HEIGHT AND WEIGHT - PROPOSED INSURED 1: ft____ in____ lbs____                   Details to each "Yes" answer -- Identify
                                                                                            question # and person. Circle specific
                                                                                            condition, give date, duration, degree
                                                                                            of recovery and name, address and phone
2.          HEIGHT AND WEIGHT - PROPOSED INSURED 2: ft____ in____ lbs____                   number of physicians/hospitals.

3.          HAS ANY PERSON PROPOSED FOR COVERAGE HAD OR BEEN TOLD
            THEY HAVE OR HAD:                                                    YES   NO

            A.   Epilepsy, convulsions, paralysis, severe headaches, mental      / /   / /
                 illness, or other disorders of the brain or nervous system?

            B.   Chest pain, heart attack, heart murmur, high blood pressure,    / /   / /
                 palpitation, stroke, or other disorders of the heart or
                 circulatory system?

            C.   Asthma, emphysema, tuberculosis or other disorders of the       / /   / /
                 lungs, bronchial tubes, throat or respiratory system?

            D.   Ulcer, intestinal bleeding, colitis, hernia, hepatitis, or      / /   / /
                 other disorders of the stomach, intestines, liver or gall
                 bladder?

            E.   Kidney stone, nephritis, blood or sugar in the urine or other   / /   / /
                 disorders of the kidney, urinary system, breasts or genital organs, including the prostate?

            F.   Diabetes, thyroid or other glandular disorders?                 / /   / /

            G.   Immune system disorder?                                         / /   / /

            H.   Arthritis, back trouble, gout, or other disorders of the        / /   / /
                 muscles, bones or joints?

            I.   Any disorder of the eyes, ears or skin?                         / /   / /

            J.   Cancer, tumor or lymph node enlargement?                        / /   / /

            K.   Any physical deformity or defect?                               / /   / /

            L.   Any injury, disease, recurrent infection, condition or disorder / /   / /
                 not indicated above?

4.          IS ANY PERSON PROPOSED FOR COVERAGE:

            A.   Presently taking, or within the past year taken any             / /   / /
                 medication, including medication for blood pressure,
                 cholesterol or for any other reason?

            B.   Contemplating an operation, surgical procedure or               / /   / /
                 biopsy?

            C.   Contemplating medical or rehabilitative consultation            / /   / /
                 or treatment?

5.          HAS ANY PERSON PROPOSED FOR COVERAGE GAINED OR LOST WEIGHT IN THE    / /   / /
            PAST YEAR? (If "Yes", give pounds gained or lost and reason.)

6.          HAS ANY PARENT, BROTHER OR SISTER OF PERSONS PROPOSED FOR COVERAGE   / /   / /
            EVER HAD CANCER, STROKE, HEART DISEASE, DIABETES, MENTAL OR
            CONGENITAL DISORDER? (If deceased, give age at death and cause.)

7.          DURING THE PAST FIVE YEARS, HAS ANY PERSON PROPOSED FOR COVERAGE HAD
            OR BEEN ADVISED TO HAVE:

            A.   An examination or physical checkup? (Give details in 7C.)        / /   / /

            B.   X-ray, electrocardiogram, blood studies, or any other           / /   / /
                 laboratory tests or studies? (Give details in 7C.)

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            C.   DETAILS                                    Reason For
                 Name         Test Done       Date             Test             Results    Name/Address/Phone # of Doctors/Hospitals
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SUPPLEMENT 1 - ALCOHOL SUPPLEMENT

1.          Name of Proposed Insured

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2.          Degree and frequency of use at present or within one year:
            a.  If alcohol IS USED DAILY, indicate number of drinks per day.
                / / None      / / 1-3   / / 4     / / 5     / / 6     / / 7     / / 8 or more
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            b.  If alcohol is NOT USED DAILY, indicate degree and frequency.
                / / Mild intoxication more than six times per year (not more than six drinks on any one occasion).

                / / Usage less than described in "mild intoxication" above. Describe ________________________________________

                / / Usage more than described in "mild intoxication" above. Describe ________________________________________
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3.          Did you ever drink more than you do at present?      / / Yes   / / No

            If "Yes", give dates and complete #4 below.     From ___________ to _____________
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4.          Degree and frequency of past use:
            a.  If alcohol WAS USED DAILY, indicate number of drinks per day.
                / / None      / / 1-3   / / 4     / / 5     / / 6     / / 7     / / 8 or more
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            b.  If alcohol was NOT USED DAILY, indicate degree and frequency.

                / / Mild intoxication more than six times per year (not more than six drinks on any one occasion).

                / / Usage less than described in "mild intoxication" above. Describe:________________________________________

                / / Usage more than described in "mild intoxication" above. Describe:________________________________________
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5a.         Have you ever stopped drinking?             5b. When?                            5c. Why?
            / / Yes      / / No
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6a.         Have you ever stopped and relapsed?         6b. When?                            6c. Why?
            / / Yes      / / No
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7.          Have you ever consulted a doctor or received treatment or counseling because of your alcohol use?     / / Yes    / / No
            If "Yes", name and address of doctor, hospital or treatment center and dates:
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8.          Are you now or have you ever been a member of Alcoholics Anonymous or any similar organization?       / / Yes    / / No
            If "Yes", complete questions below:
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            a.  Presently active?  / / Yes   / / No                     b.  Date joined:                 c. How long active?
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            d.  Have any "slips" occurred? / / Yes     / / No           e.  If "Yes", when?
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Additional details



SUPPLEMENT 2 - DRUG SUPPLEMENT

1.          Name of Proposed Insured
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2.          Check any drugs used within the past 10 years: / / Narcotics   / / Stimulants  / / Sedatives      / /  Hallucinogenics
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3.          Details:
                                                                                                        DATES USED
                                                                                      ----------------------------------------------
            TYPE OF DRUG               HOW OFTEN USED         DOSAGE OR AMOUNT USED          FROM                       TO
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4.          Name, address and phone number of physician, therapist, counselor or facility by whom treatment or counseling was provided.


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Additional comments:
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SUPPLEMENT 3 - AVIATION SUPPLEMENT

1.           Name of Proposed Insured

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2.           Type of license now held                                                     3. Date of issue

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4.           Total solo hours                                                             5. Date of last flight

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6.           Certificate(s) held:
             / / IFR     / / ATR    / / Other (Describe)

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7.           Describe nature and purpose of flying                                        8. Type of plane flown

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9.           Ever had an aviation accident or violation?   / / Yes  / / No  (If "Yes", give details.)

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10.          Ever fly for pay?   / / Yes   / / No (If "Yes", give details.)

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11.          If standard, unrestricted coverage cannot be offered, issue Policy with: / / Extra Premium / / Aviation Exclusion Rider

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                                                                                                 HOURS CONTEMPLATED
12.          Type of flying            HOURS PAST 12 MONTHS           HOURS 1-2 YEARS AGO          NEXT 12 MONTHS
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             Pilot-civilian
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             Student
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             Other (Describe)
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13. Additional details


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SUPPLEMENT 4 - SPORTS/RODEO/AVOCATIONS SUPPLEMENT

1.           Name of Proposed Insured                          2.           Type of activity/sport/event

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3.           How long engaged in this                          4.           How often do you participate?
             activity?

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5.           Date of last participation                        6.           Where does activity take place?

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7.           If racing, make and type of auto or other         8.           If racing, top speed attained
             vehicle

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9a.          Do you have any certification                     9b.          If "Yes", describe
             or rating?
             / / Yes       / / No

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10a.        Do you belong to any professional associations or  10b.         If "Yes", which ones?
            clubs?
             / / Yes       / / No

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11a.        Do you participate solely for pleasure?            11b.         If "Profit", explain
             / / Yes       / / No, for profit

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12.          Activity log
                      PAST 12 MONTHS                        1-2 YEARS AGO                 CONTEMPLATED NEXT 12 MONTHS


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13. Additional details (Include depth of dives, location, etc.)
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REPRESENTATIONS, AUTHORIZATION AND ACKNOWLEDGEMENT STATEMENT

By signing this Application, I represent that the statements and answers in all parts of this Application and Supplements thereto are true and complete to the best of my knowledge and belief and it is agreed that:

1.   All such statements and answers shall be the basis of any insurance issued.

2.   Except as provided in the Temporary Life Insurance Agreement attached hereto, no insurance shall take effect unless and until the following conditions are met:

     a.   The Policy as applied for has been approved by the Company in its Administrative Office or if the Policy is issued other than as applied for, the Policy has been physically received and accepted by the Owner;

     b.   The first premium has been paid; and

     c.   No change in the health or insurability of any persons proposed for coverage has occurred to the best of any Owner's or
          Proposed Insured's knowledge.

3.   No agent or medical examiner is authorized to pass on acceptability for insurance or to make, modify or discharge any contract of insurance or waive any of the Company's rights or requirements.

4.   The right to change any Beneficiary is reserved to the Owner, unless otherwise requested.

5.   In the case of any apparent errors or omissions found by the Company in this Application, the Company is hereby authorized to amend same by recording the change in the space provided for Administrative/Home Office Endorsements.

6.   If this Application is for other than new business, I further agree that:

     a.   This Application shall be considered an amendment and supplement to the original Application and shall form a part of the
          Policy;

     b.   The action requested shall not be effective until it has been approved at the Administrative Office and any required additional premium has been paid;

     c.   My acceptance of any endorsement or rider issued hereon will constitute a ratification of such changes or omissions except that any change in amount, classification, or type of benefits shall be subject to written ratification by me;

     d.   The time limit on certain defenses or the contestable period, whichever is applicable, shall, with respect to any action taken by the Company on the basis of statements contained herein, be measured from the effective date of such action;

     e.   If this Application is for reinstatement, the Policy benefits shall be as provided in the reinstatement provision; and

     f.   If this Application is for conversion of a policy or rider, in whole or in part, to a new plan, I understand the existing policy or rider will be canceled or reissued for the reduced amount on the date the new Policy takes effect.

I have been asked all questions on the Application and the answers are those given by me.

                                                            CERTIFICATION

     UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

     1.   THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO
          ME), AND

     2.   I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (a) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (b) I HAVE NOT BEEN NOTIFIED
          BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL
          INTEREST OR DIVIDENDS, OR (c) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND

     3.   I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

     CERTIFICATION INSTRUCTIONS. YOU MUST CROSS OUT ITEM 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT
     TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. FOR REAL ESTATE
     TRANSACTIONS, ITEM 2 DOES NOT APPLY. FOR MORTGAGE INTEREST PAID, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION
     OF DEBT, CONTRIBUTIONS TO AN INDIVIDUAL RETIREMENT ARRANGEMENT (IRA), AND GENERALLY, PAYMENTS OTHER THAN INTEREST AND
     DIVIDENDS, YOU ARE NOT REQUIRED TO SIGN THE CERTIFICATION, BUT YOU MUST PROVIDE YOUR CORRECT TIN.

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AUTHORIZATION AND ACKNOWLEDGEMENT STATEMENT

Farm Bureau Life Insurance Company ("the Company") or its reinsurers may obtain information about me or my minor children from: any physician, medical professional, hospital, medical care facility, government agency, employer, insurance company or institution, consumer reporting agency, or Medical Information Bureau, Inc. (MIB, Inc.). The purpose is to determine eligibility for insurance.
The Company or its reinsurers may obtain personal information and any records available as to diagnosis, care, treatment and prognosis of any physical or mental condition, and may obtain an investigative consumer report.

To facilitate rapid submission of such information, all sources, except MIB, Inc., are authorized to give such information or records to any agency employed by the Company or its reinsurers to collect and transmit such information.

This Authorization includes information about mental health care, developmental disability care, and drug and alcohol abuse treatment. As it pertains to alcohol and drug information covered by federal regulation, this may be revoked at any time by written notice to the Company, but any action taken before my written notice is received by the Company will not be affected.

I further understand and acknowledge that the information authorized for release may include records which may indicate the presence of a communicable or venereal disease, which may include, but are not limited to, diseases such as hepatitis, syphilis, gonorrhea and the Human Immunodeficiency Virus, also known as Acquired Immune Deficiency Syndrome (AIDS).

The Company may disclose information to: its reinsurers, those who perform services for the Company or its reinsurers, those companies to which I have applied or may apply for life or health insurance or benefits, and the Company's affiliates for claims handling, servicing, underwriting, insurance marketing, and other purposes. Disclosure may also be made when required or permitted by law.

I understand that I have the right to see personal information collected about me, and have the right to correct any information which may be wrong. I understand that I may obtain a description of this Company's information practices by requesting one from my agent or the Company at the address provided with my Policy.

This Authorization is valid for two and one-half years from the date below. A copy of this Authorization shall be as valid as the original.

I have received a copy of this Authorization and the Important Notices, and have read the representations on the previous page.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED
TO AVOID BACKUP WITHHOLDING.

Dated at (city and state)________________________________________   On (date)_______________________________________________________


_________________________________________________________________   ________________________________________________________________
Signature of Proposed Insured 1                                     Signature of Owner (If not Proposed Insured)


_________________________________________________________________   ________________________________________________________________
Signature of Proposed Insured 2                                     Signature of Owner (If not Proposed Insured)


_________________________________________________________________   ________________________________________________________________
Signature of Agent                                                  Signature of Parent if a child is under age 15
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

AGENT'S CERTIFICATE

1.          Have any of the following been ordered or collected?
            a. Oral Fluid         / / Yes / / No
            b. Blood Profile      / / Yes / / No
            c. Examination        / / Yes / / No (Indicate the "key" letter used for the medical requirements______________)

2.          Did you advise the Owner and Proposed Insured(s) that they may be contacted by the Company
            or its authorized representative for the completion of a consumer investigative report or      / / Yes   / / No
            personal history interview?

3.          Did you provide the Important Notices form to the Proposed Insured?                            / / Yes   / / No

4.          Did you see all persons proposed for insurance?                                                / / Yes   / / No
            If "No" explain: _______________________________________________________________________

5.          Did you complete Sections F and G as they applied to ALL CHILDREN to be included in any term   / / Yes   / / No
            riders?

6.          Are you aware of any existing life insurance or annuities not otherwise disclosed in this      / / Yes   / / No
            Application?

            If "Yes", please explain (including any proposed replacement):

            ------------------------------------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------------------------------------

7.          Are you aware of any proposed replacement not otherwise disclosed in this Application?         / / Yes   / / No

8.          For any replacement, indicate the type of coverage proposed to be replaced:

            / / Term Life  / / Whole Life  / / Variable Life  / / Fixed Annuity  / / Variable Annuity  / / Universal Life

            Other - be specific_____________________________________________________________________________________________________

            a.   Advertising Materials:

                 -    I certify that I used only insurer-approved sales materials with this Application and that an original or copy of all sales materials was left with the Owner.

                 -    I certify that a printed copy of electronically presented sales materials was/will be provided to the Owner no later than the date the Policy is delivered.

            b.   I certify that this Application is in accordance with the Company's written statement of the Company's position with respect to the acceptability of replacements.*

                 If not, please explain:____________________________________________________________________________________________

                 ___________________________________________________________________________________________________________________
                    *Refer to your life reference manual for additional information.

9.          If the Beneficiary is not a relative or business associate, explain fully the insurable interest.

            ------------------------------------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------------------------------------

10.         Spouse's name and amount of life insurance in force.

            ------------------------------------------------------------------------------------------------------------------------
11.         Estate planning. Attach a copy of your program or give full details.

            ------------------------------------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------------------------------------

12.         Business insurance. Give full reason for this insurance and nature of Owner's interest.

            ------------------------------------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------------------------------------

13.         Is there a simultaneous application for Disability Income and/or Long Term Care coverage submitted to
            Country Companies?  / / Yes      / / No

The answers to each question of this Application were recorded in my presence exactly as given. I have rechecked all answers and calculations for correctness.

Signature of Agent:_________________________________________________________________________________________________________________

Date:_____________________________
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TEMPORARY LIFE INSURANCE AGREEMENT

This Agreement provides a limited amount of life insurance coverage, for a limited period of time, subject to the terms of this
Agreement. NO INSURANCE IS PROVIDED UNLESS ALL THE CONDITIONS AND LIMITATIONS OF THIS AGREEMENT ARE MET.
------------------------------------------------------------------------------------------------------------------------------------
CONDITIONS AND LIMITATIONS
------------------------------------------------------------------------------------------------------------------------------------
Amount of coverage - $150,000 maximum for all applications or agreements.

If the Company accepts money as payment of premium with an application for life insurance, and a Proposed Insured in the Application dies while this temporary life insurance agreement is in effect, the Company will pay to the Designated Beneficiary in the
Application the lesser of (a) the amount of all death benefits applied for, or (b) in case of replacement of or conversion from an existing Company policy, the amount of all death benefits applied for less the death benefit payable on the existing policy(ies), or
(c) $150,000. For purposes of this Agreement, "Designated Beneficiary" shall mean the Beneficiary as determined in accordance with the provisions of the Policy for which application is being made. The total benefit limit is the total of the Company's liability without regard to the amount of insurance applied for under this Application or any other pending applications with the Company and, in the event any other temporary insurance agreements are in existence at the time of the Proposed Insured's death, $150,000 is the aggregate liability under all temporary life insurance agreements.

Except as provided in this Agreement, no insurance shall take effect unless and until the following conditions are met: (a) the
Policy as applied for has been approved by the Company in its Administrative Office or if the Policy is issued other than as applied for, the Policy has been physically received and accepted by the Owner; (b) the first premium has been paid; and (c) no change in health and insurability of any Proposed Insured has occurred to the best of any Owner's or Proposed Insured's knowledge.
------------------------------------------------------------------------------------------------------------------------------------
DATE COVERAGE BEGINS
------------------------------------------------------------------------------------------------------------------------------------
Temporary life insurance under the Agreement begins on the date of this Agreement subject to the following conditions: (a) the
Application has been completed on or before the date of this Agreement, and (b) the health questions below are both answered "No"
and (c) the Company accepts money as payment of premium.
------------------------------------------------------------------------------------------------------------------------------------
DATE COVERAGE TERMINATES - 60 DAY MAXIMUM
------------------------------------------------------------------------------------------------------------------------------------
Temporary life insurance under this Agreement terminates automatically at the earliest of:
1.   60 days from the date of this Agreement, or
2.   the date insurance takes effect under the Policy applied for, or
3.   the date a policy, other than as applied for, is offered to and accepted by the Owner, or
4.   the date the Company mails notice of termination of coverage and refunds the payment to the Owner at the address designated in
     Section B of the Application. The Company may terminate this coverage at any time.
------------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS
------------------------------------------------------------------------------------------------------------------------------------
1.   This Agreement does not provide any benefits under any Waiver of Premium provision of the Policy.
2.   Fraud or material misrepresentation in the Application or in the answers to the health questions of this Agreement invalidates this Agreement and the Application, and the Company's only liability is for refund of any payment made.
3.   No one is authorized to accept money on Proposed Insureds less than 7 days of age or over age 80 (last birthday) on the date of the Application, nor will any coverage take effect.
4.   There is no insurance coverage under this Agreement if a Proposed Insured dies by suicide. The Company's liability is limited to a refund of any payment made.
5.   THERE IS NO COVERAGE UNDER THIS AGREEMENT IF NO MONEY IS SUBMITTED WITH THIS APPLICATION OR IF THE CHECK SUBMITTED FOR PAYMENT
     IS NOT HONORED BY THE FINANCIAL INSTITUTION AT FIRST PRESENTATION.
6.   No one is authorized to waive or modify any of the provisions of this Agreement.
------------------------------------------------------------------------------------------------------------------------------------
HEALTH QUESTIONS - HAS ANY PROPOSED INSURED:
------------------------------------------------------------------------------------------------------------------------------------

1.   Within the past 90 days, other than for pregnancy or childbirth, been admitted to a hospital or other medical facility, been advised to be admitted, or had surgery performed or recommended? For purposes of this question, "admitted" is considered to be
     12 continuous hours in the facility.         / / YES      / / NO
2.   Within the past 2 years, been treated for chest pain, heart trouble, stroke/CVA, or cancer, or had such treatment recommended
     by a physician or other practitioner?         / / YES      / / NO
IF EITHER QUESTION #1 OR QUESTION #2 ABOVE IS ANSWERED "YES" OR LEFT BLANK, NO COVERAGE WILL TAKE EFFECT UNDER THE TEMPORARY LIFE
INSURANCE AGREEMENT.

I have read and received a copy of this Agreement and declare that the answers are true to the best of my knowledge and belief. I understand and agree to all of its terms. A sum of $___________ has been paid with the Application for life insurance. Additional premium may be required upon Policy delivery.

Dated at (city and state)_____________________________________________      On (date)_______________________________________________


______________________________________________________________________       _______________________________________________________
Signature of Proposed Insured 1                                              Signature of Proposed Insured 2


______________________________________________________________________       _______________________________________________________
Signature of Agent                                                           Signature of Owner (if not Proposed Insured)
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

                                                      [GRAPHIC OF OWNER COPY]

TEMPORARY LIFE INSURANCE AGREEMENT

This Agreement provides a limited amount of life insurance coverage, for a limited period of time, subject to the terms of this
Agreement. NO INSURANCE IS PROVIDED UNLESS ALL THE CONDITIONS AND LIMITATIONS OF THIS AGREEMENT ARE MET.
------------------------------------------------------------------------------------------------------------------------------------
CONDITIONS AND LIMITATIONS
------------------------------------------------------------------------------------------------------------------------------------
Amount of coverage - $150,000 maximum for all applications or agreements.

If the Company accepts money as payment of premium with an application for life insurance, and a Proposed Insured in the Application dies while this temporary life insurance agreement is in effect, the Company will pay to the Designated Beneficiary in the
Application the lesser of (a) the amount of all death benefits applied for, or (b) in case of replacement of or conversion from an existing Company policy, the amount of all death benefits applied for less the death benefit payable on the existing policy(ies), or
(c) $150,000. For purposes of this Agreement, "Designated Beneficiary" shall mean the Beneficiary as determined in accordance with the provisions of the Policy for which application is being made. The total benefit limit is the total of the Company's liability without regard to the amount of insurance applied for under this Application or any other pending applications with the Company and, in the event any other temporary insurance agreements are in existence at the time of the Proposed Insured's death, $150,000 is the aggregate liability under all temporary life insurance agreements.

Except as provided in this Agreement, no insurance shall take effect unless and until the following conditions are met: (a) the
Policy as applied for has been approved by the Company in its Administrative Office or if the Policy is issued other than as applied for, the Policy has been physically received and accepted by the Owner; (b) the first premium has been paid; and (c) no change in health and insurability of any Proposed Insured has occurred to the best of any Owner's or Proposed Insured's knowledge.
------------------------------------------------------------------------------------------------------------------------------------
DATE COVERAGE BEGINS
------------------------------------------------------------------------------------------------------------------------------------
Temporary life insurance under the Agreement begins on the date of this Agreement subject to the following conditions: (a) the
Application has been completed on or before the date of this Agreement, and (b) the health questions below are both answered "No"
and (c) the Company accepts money as payment of premium.
------------------------------------------------------------------------------------------------------------------------------------
DATE COVERAGE TERMINATES - 60 DAY MAXIMUM
------------------------------------------------------------------------------------------------------------------------------------
Temporary life insurance under this Agreement terminates automatically at the earliest of:
1.   60 days from the date of this Agreement, or
2.   the date insurance takes effect under the Policy applied for, or
3.   the date a policy, other than as applied for, is offered to and accepted by the Owner, or
4.   the date the Company mails notice of termination of coverage and refunds the payment to the Owner at the address designated in
     Section B of the Application. The Company may terminate this coverage at any time.
------------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS
------------------------------------------------------------------------------------------------------------------------------------
1.   This Agreement does not provide any benefits under any Waiver of Premium provision of the Policy.
2.   Fraud or material misrepresentation in the Application or in the answers to the health questions of this Agreement invalidates this Agreement and the Application, and the Company's only liability is for refund of any payment made.
3.   No one is authorized to accept money on Proposed Insureds less than 7 days of age or over age 80 (last birthday) on the date of the Application, nor will any coverage take effect.
4.   There is no insurance coverage under this Agreement if a Proposed Insured dies by suicide. The Company's liability is limited to a refund of any payment made.
5.   THERE IS NO COVERAGE UNDER THIS AGREEMENT IF NO MONEY IS SUBMITTED WITH THIS APPLICATION OR IF THE CHECK SUBMITTED FOR PAYMENT
     IS NOT HONORED BY THE FINANCIAL INSTITUTION AT FIRST PRESENTATION.
6.   No one is authorized to waive or modify any of the provisions of this Agreement.
------------------------------------------------------------------------------------------------------------------------------------
HEALTH QUESTIONS - HAS ANY PROPOSED INSURED:
------------------------------------------------------------------------------------------------------------------------------------

1.   Within the past 90 days, other than for pregnancy or childbirth, been admitted to a hospital or other medical facility, been advised to be admitted, or had surgery performed or recommended? For purposes of this question, "admitted" is considered to be
     12 continuous hours in the facility.    / / YES   / / NO

2.   Within the past 2 years, been treated for chest pain, heart trouble, stroke/CVA, or cancer, or had such treatment recommended
     by a physician or other practitioner?    / / YES   / / NO

IF EITHER QUESTION #1 OR QUESTION #2 ABOVE IS ANSWERED "YES" OR LEFT BLANK, NO COVERAGE WILL TAKE EFFECT UNDER THE TEMPORARY LIFE
INSURANCE AGREEMENT.

I have read and received a copy of this Agreement and declare that the answers are true to the best of my knowledge and belief. I understand and agree to all of its terms. A sum of $____ has been paid with the Application for life insurance. Additional premium may be required upon Policy delivery.

Dated at (city and state)_____________________________________________      On (date)_______________________________________________


______________________________________________________________________       _______________________________________________________
Signature of Proposed Insured 1                                              Signature of Proposed Insured 2


______________________________________________________________________       _______________________________________________________
Signature of Agent                                                           Signature of Owner (if not Proposed Insured)
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                                                [GRAPHIC] PROPOSED INSURED COPY

                                                       IMPORTANT NOTICES

IMPORTANT - MEDICAL INFORMATION BUREAU, INC.

Information regarding your insurability will be treated as confidential. The Company or its reinsurers may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Medical Information Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Medical Information Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Medical Information Bureau will arrange disclosure of any information it may have in your file. (Medical information will be disclosed only to your attending physician.) If you question the accuracy of information in the
Medical Information Bureau's file, you may contact the Medical Information Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Medical Information Bureau's information office is:

          PO Box 105, Essex Station, Boston, Massachusetts 02112
          Telephone number (617) 426-3660

The Company or its reinsurers may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.


IMPORTANT - FAIR CREDIT REPORTING ACT

Federal law requires that notice of investigation be given to persons applying for insurance.

In making this application for insurance to the Company or its reinsurers, it is understood that an investigative consumer report may be prepared whereby information is obtained through personal interviews with your neighbors, friends, or others with whom you are acquainted. This inquiry may include questions regarding your character, general reputation, personal characteristics and mode of living. You have the right to make a written request within a reasonable period of time to receive additional, detailed information about the nature and scope of the investigation requested. You also have the right to receive, upon request, a summary of your rights under the Fair Credit Reporting Act.

AUTHORIZATION AND ACKNOWLEDGEMENT STATEMENT - (COPY FOR INSURED'S FILES)

Farm Bureau Life Insurance Company ("the Company") or its reinsurers may obtain information about me or my minor children from: any physician, medical professional, hospital, medical care facility, government agency, employer, insurance company or institution, consumer reporting agency, or Medical Information Bureau, Inc. (MIB, Inc.). The purpose is to determine eligibility for insurance.
The Company or its reinsurers may obtain personal information and any records available as to diagnosis, care, treatment and prognosis of any physical or mental condition, and may obtain an investigative consumer report.

To facilitate rapid submission of such information, all sources, except MIB, Inc. are authorized to give such information or records to any agency employed by the Company or its reinsurers to collect and transmit such information.

This Authorization includes information about mental health care, developmental disability care, and drug and alcohol abuse treatment. As it pertains to alcohol and drug information covered by Federal regulation, this may be revoked at any time by written notice to the Company, but any action taken before my written notice is received by the Company will not be affected.

I further understand and acknowledge that the information authorized for release may include records which may indicate the presence of communicable or venereal diseases, which may include, but are not limited to, diseases such as hepatitis, syphilis, gonorrhea and the Human Immunodeficiency Virus, also known as Acquired Immune Deficiency Syndrome (AIDS).

The Company may disclose information to: its reinsurers, those who perform services for the Company or its reinsurers, those companies to which I have applied or may apply for life or health insurance or benefits, and the Company's affiliates for claims handling, servicing, underwriting, insurance marketing, and other purposes. Disclosure may also be made when required or permitted by law.

I understand that I have the right to see personal information collected about me, and have the right to correct any information which may be wrong. I understand that I may obtain a description of this Company's information practices by requesting one from my agent or the Company at the address provided with my Policy.

This Authorization is valid for two and one-half years from the date the Application is signed. A copy of this Authorization shall be as valid as the original.

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
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Insured/Annuitant______________________________       [FARM BUREAU LOGO]           FOR HOME OFFICE USE
                                                FARM BUREAU FINANCIAL SERVICES
Farm Bureau Life Insurance Company                                                 ___________________
5400 University Avenue                                                                POLICY NUMBER
West Des Moines, Iowa
50266-5997



          SUITABILITY, ALLOCATION OF FUNDS, AND REPLACEMENT SUPPLEMENT

    (TO BE COMPLETED FOR ALL VARIABLE LIFE AND VARIABLE ANNUITY APPLICATIONS)
              PLEASE RETURN TO THE HOME OFFICE WITH THE APPLICATION

    All references to "the Company" shall mean Farm Bureau Life Insurance Company of West Des Moines, Iowa.


SUITABILITY SECTION A - OWNER INFORMATION

Owner's Name: _____________________________________________________________     Owner's Date of Birth: _____________________________

Owner's Name: _____________________________________________________________     Owner's Date of Birth: _____________________________


SUITABILITY SECTION B - SUITABILITY QUESTIONNAIRE

For the purposes of this Supplement, "You" refers to the Proposed Owner.

1.  Did you receive the current Prospectus for the Policy/Contract?                                        / / Yes      / / No

2.  Do you believe that this Policy/Contract will meet your insurance needs
    and financial objectives?                                                                              / / Yes      / / No

3.  Source of funds for this Policy/Contract:

    / /  Current Income                     / /  Sale of Real or                    / / POLICY SURRENDER*
    / /  Personal Savings/CDs                    Personal Property                  / / VARIABLE ANNUITY *
    / /  Mutual Funds                       / /  POLICY CASH VALUE,                 / / FIXED ANNUITY*
    / /  Stocks/Bonds                            DIVIDEND OR LOAN*                  / / Other______________________

    *THE REPLACEMENT INFORMATION (SECTION D) MUST BE COMPLETED.

4.  Marital Status: / / Married     / / Single

    Number of dependent children _____________________________

5.  The best way to describe my investment strategy for this Policy/Contract is:  (Check those most appropriate)

    / / Preservation of principal        / / Income                      / / Income and growth        / / Growth
    / / Aggressive growth                / / Other, please specify ______________________________________________________

6.  Tolerance for subaccount volatility:
    / / LOW        I am willing to accept minimal volatility with the cash value in the subaccounts.
    / / MEDIUM     I am willing to accept some volatility with the cash value in the subaccounts.
    / / HIGH       I am willing to accept greater volatility with the cash value in the subaccounts.

7.  Owner's annual income:        / / Less than $25,000                 / /  $100,001 to $250,000
                                  / / $25,001 to $50,000                / /  More than $250,001
                                  / / $50,001 to $100,000

8.  Owner's estimated:            / / Less than $5,000                  / /  $10,001 to $25,000
    liquid net worth              / / $5,001 to $10,000                 / /  More than $25,001
    (cash and cash equivalents)

9.  Owner's total net worth:     / / Less than $100,000                / /  $250,001 to $500,000
                                 / / $100,001 to $250,000              / /  More than $500,001

10. Was an illustration shown to you?                                                                     / / Yes    / / No

11.  If "Yes", what was the gross rate of return shown to you on the illustration? ________________________________%


12. Do you understand that the cash value of the Policy/Contract may go up or down depending on the
    subaccount investment experience and that there is no guaranteed minimum cash value for accounts             / / Yes    / / No
    other than the Declared Interest Option?

13. Do you also understand that the amount of the death benefit or the duration of the death benefit
    may vary under the conditions described in the death benefit provision of the Policy/Contract?               / / Yes    / / No

14. FOR VARIABLE ANNUITIES ONLY. Do you understand that if you choose to fund a qualified plan with
    a variable annuity, the tax-deferral feature of a variable annuity is not necessary as                      / / Yes    / / No
    the qualified plan already provides a tax-deferral feature?


SUITABILITY SECTION C - ALLOCATION OF FUNDS

1.  The net premium payments (as described in the Prospectus) are to be allocated to the appropriate subaccounts as follows:

ACU -American Century VP Ultra(R)                 ________%      FMC -Fidelity VIP Mid Cap**                           ________%
ACV -American Century VP Vista(SM)                ________%      FOS -Fidelity VIP Overseas**                          ________%
DCA -Dreyfus VIF Appreciation*                    ________%      FTC -Franklin Small Cap                               ________%
DDS -Dreyfus VIF Disciplined Stock*               ________%      FTU -Franklin U.S. Government                         ________%
DGI -Dreyfus VIF Growth & Income*                 ________%      FTV -Franklin Value Securities                        ________%
DIE -Dreyfus VIF International Equity*            ________%      FTS -Mutual Shares Securities                         ________%
DSC -Dreyfus VIF Small Cap*                       ________%      FTG -Templeton Growth Securities                      ________%
DRG -Dreyfus Socially Responsible Growth Fund     ________%      JMV -JPMorgan Mid Cap Value Portfolio                 ________%
BCI -EquiTrust Blue Chip                          ________%      JMC -JPMorgan Small Company Portfolio                 ________%
HQ1 -EquiTrust High Grade Bond                    ________%      SM4 -Summit S&P MidCap 400 Index Portfolio            ________%
HY1 -EquiTrust High Yield Bond                    ________%      SN1 -Summit Nasdaq -100 Index Portfolio               ________%
MG1 -EquiTrust Managed                            ________%      SR2 -Summit Russell 2000 Small Cap Index Portfolio    ________%
MM1 -EquiTrust Money Market                       ________%      TEI -T. Rowe Price Equity Income                      ________%
GC1 -EquiTrust Value Growth                       ________%      TIS -T. Rowe Price International Stock                ________%
FCF -Fidelity VIP Contrafund(R)**                 ________%      TMC -T. Rowe Price Mid-Cap Growth                     ________%
FGR -Fidelity VIP Growth**                        ________%      TNA -T. Rowe Price New America Growth                 ________%
FGI -Fidelity VIP Growth & Income**               ________%      TPS -T. Rowe Price Personal Strategy Balanced         ________%
FH2 -Fidelity VIP  High Income**                  ________%      DIO -Declared Interest Option                         ________%
FIX -Fidelity VIP Index 500**                     ________%

*VIF represents Dreyfus Variable Investment Fund.
**Fidelity Investments is a registered trademark of FMR Corp.

Total of subaccounts plus fixed account must equal 100% with a minimum of 10% per account. All percentage allocations must be in whole numbers.

VARIABLE UNIVERSAL LIFE. Net premiums for the Variable Universal Life policies will be allocated to the Declared Interest Option if they are received either before the date the Company obtains a signed notice from the Owner that the Policy has been received, or before the end of 25 days after the delivery date. Upon earlier of (i) the date the Company obtains a notice signed by the Owner that the Policy has been received, or (ii) 25 days after the delivery date, we will transfer part or all of the cash value in the Declared Interest Option to the subaccounts in accordance with the Owner's allocation instructions.

VARIABLE ANNUITY. Net premiums for the Variable Annuity Contract will be initially allocated to the money market subaccount for a ten-day period following the Contract date. At the end of that period, the amount in the money market subaccount will be allocated among the subaccounts and the Declared Interest Option in accordance with the premium allocation percentages shown above.

TRANSFER BETWEEN PORTFOLIOS

2.  I authorize transfers between the subaccounts upon instruction from any person by
    telephone. If neither box is checked, the telephone privilege WILL be provided.                       / / Yes      / / No

The first transfer in each Policy year will be made without charge; subsequent transfers in a Policy year will be assessed a transfer charge of $25.

SUITABILITY SECTION D - REPLACEMENT INFORMATION (IF APPLICABLE)

1. Please list the insurer(s) and Policy number(s) of any Policy or Contract that is being replaced/surrendered/partially surrendered or will be used as the source of financing for the new Policy or Contract:

------------------------------------------------------------------------------------------------------------------------------------
       FIXED (TRADITIONAL, WHOLE, UNIVERSAL LIFE)                                            VARIABLE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


2.  When were the policies above first purchased?

____________________________________________________________________________________________________________________________________


3.  Please explain the reason(s) why this replacement/surrender/partial surrender is being completed.

____________________________________________________________________________________________________________________________________


4.  What surrender and/or other charges (if any) will be incurred as a result of the replacement/surrender/partial surrender?

____________________________________________________________________________________________________________________________________


5.  Does the Owner understand applicable sales and other initial charges may be incurred under this new Policy or Contract? (See
    charges below)        / / Yes      / / No
        ----------------------------------------------------------------------------------------------------------------------
                VARIABLE ANNUITY                    VARIABLE UNIVERSAL LIFE            LAST SURVIVOR VARIABLE UNIVERSAL LIFE
        ----------------------------------------------------------------------------------------------------------------------
        6-year surrender charge            First year per unit loads                   First year per unit and per Policy load
        ----------------------------------------------------------------------------------------------------------------------
                                           7% of premium load                          7% (2% over minimum initial
                                                                                       premium) of premium load
        ----------------------------------------------------------------------------------------------------------------------
                                                                                       10 year surrender charge
        ----------------------------------------------------------------------------------------------------------------------


6.  As a result of the replacement/surrender/partial surrender, will your investment risk:

    / / Increase          / / Decrease          / / Remain Unchanged


7.  Who made the recommendation that the replacement/surrender/partial surrender be made?

    / / Policyholder      / / Agent             / / Other ___________________________


8.  Do you understand that there may be adverse tax consequences involved with the
    replacement/surrender/partial surrender of a Policy or Contract?                                      / / Yes       / / No


SUITABILITY SECTION E - SIGNATURES

I/We declare that all statements in this Supplement are true to the best of my/our knowledge and belief, and agree that this Supplement shall be a part of the Variable Life Policy or Variable Annuity Contract issued by the Company.


--------------------------------------------------------                   --------------------------------------
Signature of Owner                                                         Date


--------------------------------------------------------                   --------------------------------------
Signature of Owner                                                         Date


--------------------------------------------------------                   --------------------------------------
Signature of Agent/Representative                                          Date

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
                                                                                                      FOR HOME OFFICE USE

                                                                                                   ------------------------
                                                                                                     CONTROL/POLICY NUMBER

                                                                                                   ------------------------
                                                                                                        CHECKWRITING DAY

AUTHORIZATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT PLAN

The undersigned request and authorize you to automatically make a withdrawal each month from the financial institution indicated to pay premiums and loans for insurance policies from the account identified on the attached check, by electronic or other method.
Please do this until you have had reasonable opportunity to act upon a written request to terminate this service.

ACCOUNT TYPE:  / / Checking   / / Savings  PREFERRED WITHDRAWAL DATE:
                                                                     -----------------------------------------

This request shall apply to the following policies or new applications:

------------------------------------------------------------------------------------------------------------------------------------
                      POLICY # OR                                        POLICY # OR
                   APPLICATION DATE             NAME OF INSURED        APPLICATION DATE                  NAME OF INSURED
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

If this is a Universal Life/Flexible Variable Life/Annuity Policy, indicate the start date and amount of premium desired.

Start Date:                                Premium:
           --------------------                    --------------------------

Other policies drafting on this bank account:
                                             ------------------------------------------------------------------------


----------------------------------------------------------------                    ----------------------------------------
Signature of Bank Account Owner                                                     Date

----------------------------------------------------------------                    ----------------------------------------
Signature of Bank Account Owner                                                     Date

----------------------------------------------------------------                    ----------------------------------------
Agent Signature                                                                     Agent Number


DO YOU WANT US TO CHANGE YOUR ADDRESS AS SHOWN ON THE VOIDED CHECK?      / / Yes    / / No

------------------------------------------------------------------------------------------------------------------------------------
                                              PLEASE ATTACH VOIDED CHECK HERE





------------------------------------------------------------------------------------------------------------------------------------

1.          The Company shall not be required to give notice of premium becoming due. The Company shall incur no liability by reason of dishonor of any such withdrawal.

2.          This payment plan may be discontinued (a) by the Company if any draft is not paid upon presentation, or (b) by the Bank
            Account Owner or the Company upon thirty days written notice. If a Policy is discontinued for any reason, including death, any premiums then past due, and all subsequent premiums, shall be payable as provided in the Policy.

3.          This payment plan shall not be construed as a modification of any of the provisions of the Policy, except that so long as the payment plan is in effect, premiums may be paid monthly at the applicable premium rate.

4.          On policies previously issued where dividends have been applied to reduce premiums, this shall act as a request to have the dividend applied to purchase Paid-Up Additions, Option 4 (or Leave to accumulate, Option 3, on any term policy), unless one of the following options is checked.

            / / Option 1, Pay in cash

            / / Option 3, Leave to accumulate

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